Exhibit 99.1

Powerfleet Reports Third Quarter 2025 Financial Results

Q3 revenue rises to $106 million, an increase of 45% year-over-year, with service revenue representing 77% of total revenue

Adjusted EBITDA climbs to $22 million, an increase of 77%, driving an annual run rate surpassing $85 million— doubling 2024 adjusted EBITDA

FY25 full year guidance increased $10 million for revenue and $2.5 million for adjusted EBITDA

Meaningful increase in adjusted gross margin performance, with total adjusted gross margins now above 60%, and adjusted service gross margins approaching 70%

Post-M&A integration ahead of schedule, priming for double digit growth trajectory in FY26

WOODCLIFF LAKE, NJ – February 10, 2025 – Powerfleet, Inc. (Nasdaq: AIOT) reported its financial results for the third quarter ended December 31, 2024. This marks the first full quarter following the closing of the acquisition of Fleet Complete and the third full quarter since closing the business combination with MiX Telematics Ltd (MiX). Prior year comparison numbers are adjusted to reflect the pro-forma financial performance of the business combination with MiX.

THIRD QUARTER 2025 FINANCIAL HIGHLIGHTS

●	Total revenue: Increased by 45% to $106.4 million.
●	Service revenue: Accounted for 77% of total revenue, increasing 45% to $81.7 million, driven by the Fleet Complete acquisition and Unity’s safety-focused solutions.
●	Product revenue: Grew 42% to $24.7 million, driven by the Fleet Complete acquisition and in-warehouse product strength.
●	Gross profit: Increased by 44% to $58.8 million. Gross profit, adjusted for the amortization of acquisition-related intangibles, increased by $23.3 million, or 57%, to $64.2 million.
●	Combined adjusted gross margin: Exceeded 60%, an increase from 55.5% in the prior year, with adjusted service margins expanding by 4.4% to 69.3% and product margins improving by 5.3% to 30.6%.
●	Adjusted EBITDA: Increased 77% to $22.5 million, up from $12.7 million in the prior year, driven by the Fleet Complete acquisition, organic growth, and cost synergies.
●	Exits the quarter with over 2.6 million recurring revenue subscribers actively leveraging the company’s comprehensive suite of solutions

MANAGEMENT COMMENTARY

“Our strategic focus on achieving global scale through accretive M&A transactions has fundamentally reshaped our business. With the rapid follow-up of the Fleet Complete acquisition after the MiX combination, we have built a scaled P&L that sets the stage for long-term growth,” said CEO Steve Towe.

“With these strong financial foundations in place, our primary focus is now on seamlessly integrating the combined businesses, executing our strategic priorities, and positioning Powerfleet for accelerated top-line growth.”

“The process of integration is well underway, as we align our organizational structure to drive sustainable growth and enhance operational excellence. Simultaneously, our cost synergy program remains on track, with $15 million in annualized savings secured exiting the December quarter and more than $16 million targeted by fiscal year-end.”

“On the commercial front, the Fleet Complete acquisition has significantly expanded our market opportunity through scaled channel partnerships with leading telecommunications providers. Our direct sales efforts continue to drive high-value wins, including a major Unity in-warehouse safety solution deal with one of the largest beverage companies in North America, with long-term total contract value revenue potential in the $25 million to $30 million range. Meanwhile, AI camera solutions continue to gain strong traction, with sales volumes up 52% year-over-year through our largest channel partner.”

THIRD QUARTER 2025 FINANCIAL RESULTS

Total revenue increased 45% year-over-year to $106.4 million, driven by the Fleet Complete acquisition and strong in-warehouse product sales, which helped offset headwinds in the U.S. logistics segment. Product revenue grew 42% to $24.7 million, while service revenue rose 45% to $81.7 million, fueled by the Fleet Complete acquisition and Unity’s safety-centric solutions.

Gross profit increased by 44% to $58.8 million. Gross profit, adjusted for the amortization of acquisition-related intangibles, increased by $23.3 million, or 57%, to $64.2 million. Gross margin saw significant expansion, with product gross margin improving to 30.6%, up from 25.3% in the prior year. Service gross margin, adjusted for $5.4 million in non-cash amortization, increased by 4.4% to 69.3%. As a result, the combined adjusted gross margin surpassed 60%, up from 55.5% in the prior year.

Operating expenses totaled $60.0 million, including $6.7 million in one-time transaction and restructuring costs, compared to $5.0 million in the prior year. Excluding these costs, adjusted operating expenses were $53.4 million, up from $37.4 million, with the increase solely attributable to the Fleet Complete acquisition.

Adjusted EBITDA increased 77% to $22.5 million, up from $12.7 million in the prior year, reflecting contributions from the Fleet Complete acquisition, organic growth, and cost synergies. Net loss attributable to common stockholders was $0.11 per share, compared to $0.05 per share in the prior year, reflecting higher transaction costs, interest expense and taxes. After adjusting for one-time expenses and amortization of acquisition-related intangibles, adjusted net income was $0.01 per share, down from $0.03 per share in the prior year. The $0.02 decline was fully accounted for by a $0.07 per share increase in interest expense and taxes.

Net debt exiting the quarter was $229.7 million, consisting of $38.6 million in cash and $268.3 million in total debt. Net debt was below year-end guidance of $235 million, benefiting from the delayed settlement of transaction costs.

FULL-YEAR 2025 FINANCIAL OUTLOOK

We are raising our full-year 2025 guidance to reflect the strength of our year-to-date financial performance and the accounting impact of Fleet Complete’s conversion from Canadian accounting standards to U.S. GAAP.

●	Annual revenue is now expected to exceed $362.5 million, a $10 million increase from our prior guidance of approximately $352.5 million.
●	Adjusted EBITDA is now expected to exceed $75 million, a $2.5 million increase from our prior guidance of $72.5 million, with both figures inclusive of $5 million in secured annualized run-rate synergies.

INVESTOR CONFERENCE CALL

As previously announced, Powerfleet will hold a conference call on Monday, February 10, 2025, at 8:30 a.m. Eastern time (5:30 a.m. Pacific time) to discuss results for the third quarter fiscal 2025 ended December 31, 2024.

Management will make prepared remarks followed by a question-and-answer session.

Date: Monday, February 10, 2025

Time: 8:30 a.m. Eastern time (5:30 a.m. Pacific time)

Toll Free: 888-506-0062

International: 973-528-0011

Participant Access Code: 466496

The conference call will be broadcast simultaneously and available for replay here and via the investor section of Powerfleet’s website at ir.powerfleet.com.

NON-GAAP FINANCIAL MEASURES

To supplement its financial statements presented in accordance with Generally Accepted Accounting Principles (GAAP), Powerfleet provides certain non-GAAP measures of financial performance. These non-GAAP measures include adjusted EBITDA, adjusted gross margin, adjusted gross profit, adjusted service margin, adjusted operating expenses, adjusted net income per share and net debt. Reference to these non-GAAP measures should be considered in addition to results prepared under current accounting standards, but are not a substitute for, or superior to, GAAP results. These non-GAAP measures are provided to enhance investors’ overall understanding of Powerfleet’s current financial performance. Specifically, Powerfleet believes the non-GAAP measures provide useful information to both management and investors by excluding certain expenses, gains and losses and fluctuations in currency rates that may not be indicative of its core operating results and business outlook. These non-GAAP measures are not measures of financial performance or liquidity under GAAP and, accordingly, should not be considered as an alternative to net income, gross margin, gross profit, cash flow from operating activities or earnings per share as an indicator of operating performance or liquidity. Because Powerfleet’s method for calculating the non-GAAP measures may differ from other companies’ methods, the non-GAAP measures may not be comparable to similarly titled measures reported by other companies. Reconciliation of all non-GAAP measures included in this press release to the most directly comparable GAAP measures can be found in the financial tables included in this press release.

ABOUT POWERFLEET

Powerfleet (Nasdaq: AIOT; JSE: PWR) is a global leader in the artificial intelligence of things (AIoT) software-as-a-service (SaaS) mobile asset industry. With more than 30 years of experience, Powerfleet unifies business operations through the ingestion, harmonization, and integration of data, irrespective of source, and delivers actionable insights to help companies save lives, time, and money. Powerfleet’s ethos transcends our data ecosystem and commitment to innovation; our people-centric approach empowers our customers to realize impactful and sustained business improvement. The company is headquartered in New Jersey, United States, with offices around the globe. Explore more at www.powerfleet.com. Powerfleet has a primary listing on The Nasdaq Global Market and a secondary listing on the Main Board of the Johannesburg Stock Exchange (JSE).

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of federal securities laws. Powerfleet’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements may be identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions.

These forward-looking statements include, without limitation, our expectations with respect to our beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions and future performance, as well as anticipated financial impacts of our transactions with MiX Telematics and Fleet Complete. Forward-looking statements involve significant known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. Most of these factors are outside our control and are difficult to predict. The risks and uncertainties referred to above include, but are not limited to, risks related to: (i) future economic and business conditions; (ii) integration of our, MiX Telematics’ and Fleet Complete’s businesses and the ability to recognize the anticipated synergies and benefits of the transactions with MiX Telematics and Fleet Complete; (iii) the loss of any of our key customers or reduction in the purchase of our products by any such customers; (iv) the failure of the markets for our products to continue to develop; (v) the negative effects of the transactions on the market price of our securities; (vi) our inability to adequately protect our intellectual property; (vii) our inability to manage growth; (viii) the effects of competition from a wide variety of local, regional, national and other providers of wireless solutions; and (ix) such other factors as are set forth in the periodic reports filed by us with the Securities and Exchange Commission (SEC), including but not limited to those described under the heading “Risk Factors” in our annual reports on Form 10-K, quarterly reports on Form 10-Q and any other filings made with the SEC from time to time, which are available via the SEC’s website at http://www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

The forward-looking statements included in this press release are made only as of the date of this press release, and except as otherwise required by applicable securities law, we assume no obligation, nor do we intend to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Powerfleet Investor Contacts

Carolyn Capaccio and Jody Burfening

Alliance Advisors IR

AIOTIRTeam@allianceadvisors.com

Powerfleet Media Contact

Jonathan Bates

jonathan.bates@powerfleet.com

+44 121 717-5360

POWERFLEET, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2023	2024	2023	2024
	Pro Forma Combined	Consolidated	Pro Forma Combined	Consolidated
Revenues:
Products	$17,402	$24,687	$49,872	$63,718
Services	56,233	81,742	164,210	195,159
Total revenues	73,635	106,429	214,082	258,877

Cost of revenues:
Cost of products	12,996	17,129	35,381	43,809
Cost of services	19,762	30,517	58,312	75,294
Total cost of revenues	32,758	47,646	93,693	119,103

Gross profit	40,877	58,783	120,389	139,774

Operating expenses:
Selling, general and administrative expenses	38,957	55,405	110,473	147,522
Research and development expenses	3,434	4,621	11,060	11,157
Total operating expenses	42,391	60,026	121,533	158,679

Loss from operations	(1,514)	(1,243)	(1,144)	(18,905)

Interest income	341	359	853	831
Interest expense	(1,742)	(7,942)	(3,111)	(14,675)
Bargain purchase - Movingdots	1,517	—	1,800	—
Other income/(expense), net	58	(2,011)	(266)	(961)

Net loss before income taxes	(1,340)	(10,837)	(1,868)	(33,710)

Income tax expense	(670)	(3,513)	(5,097)	(4,821)

Net loss before non-controlling interest	(2,010)	(14,350)	(6,965)	(38,531)
Non-controlling interest	(32)	1	(38)	(17)

Net loss	(2,042)	(14,349)	(7,003)	(38,548)

Accretion of preferred stock	(1,878)	—	(5,484)	—
Preferred stock dividend	(1,129)	—	(3,385)	(25)

Net loss attributable to common stockholders	$(5,049)	$(14,349)	$(15,872)	$(38,573)

Net loss per share attributable to common stockholders - basic and diluted	$(0.05)	$(0.11)	$(0.15)	$(0.33)

Weighted average common shares outstanding - basic and diluted	106,335	132,189	106,367	115,650

1

POWERFLEET, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except per share data)

	March 31, 2024	December 31, 2024
	Pro Forma Combined	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$51,091	$33,634
Restricted cash	86,104	5,011
Accounts receivables, net	55,008	82,167
Inventory, net	25,800	27,985
Deferred costs - current	42	6
Prepaid expenses and other current assets	17,784	25,455
Total current assets	235,829	174,258
Fixed assets, net	48,306	55,257
Goodwill	121,713	374,939
Intangible assets, net	40,444	263,396
Right-of-use asset	11,222	12,308
Severance payable fund	3,796	4,461
Deferred tax asset	3,874	5,766
Other assets	19,090	18,284
Total assets	$484,274	$908,669

LIABILITIES
Current liabilities:
Short-term bank debt and current maturities of long-term debt	$22,109	$34,596
Accounts payable and accrued expenses	60,763	86,481
Deferred revenue - current	12,236	17,912
Lease liability - current	2,648	4,763
Total current liabilities	97,756	143,752
Long-term debt - less current maturities	113,810	233,750
Deferred revenue - less current portion	4,892	3,949
Lease liability - less current portion	8,773	8,268
Accrued severance payable	4,597	4,906
Deferred tax liability	18,669	52,461
Other long-term liabilities	2,980	3,042
Total liabilities	251,477	450,128

Convertible redeemable preferred stock: Series A	90,273	—

STOCKHOLDERS’ EQUITY
Preferred stock	—	—
Common stock	63,842	1,339
Additional paid-in capital	200,218	669,492
Accumulated deficit	(78,516)	(193,345)
Accumulated other comprehensive loss	(17,133)	(7,578)
Treasury stock	(25,997)	(11,518)

Total stockholders’ equity	142,414	458,390
Non-controlling interest	110	151
Total equity	142,524	458,541

Total liabilities, convertible redeemable preferred stock, and stockholders’ equity	$484,274	$908,669

2

POWERFLEET, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Nine Months Ended December 31,
	2023	2024
	Pro Forma Combined	Consolidated
Cash flows from operating activities
Net loss	$(7,003)	$(38,548)
Adjustments to reconcile net loss to cash provided by/(used in) operating activities:
Non-controlling interest	38	17
Gain on bargain purchase	(1,800)	—
Inventory reserve	1,821	1,571
Stock based compensation expense	3,903	8,438
Depreciation and amortization	21,179	33,042
Right-of-use assets, non-cash lease expense	2,156	4,284
Derivative mark-to-market adjustment	—	(475)
Bad debts expense	4,900	7,229
Deferred income taxes	2,935	676
Shares issued for transaction bonuses	—	889
Lease termination and modification losses	—	232
Other non-cash items	3,907	727
Changes in operating assets and liabilities:
Accounts receivables	(11,552)	(15,245)
Inventories	(2,030)	2,623
Prepaid expenses and other current assets	381	2,062
Deferred costs	(6,323)	(5,124)
Deferred revenue	(292)	1,031
Accounts payable and accrued expenses	6,117	(15,655)
Lease liabilities	(2,157)	(4,098)
Accrued severance payable, net	(21)	(562)

Net cash provided by/(used in) operating activities	16,159	(16,886)

Cash flows from investing activities:
Acquisition, net of cash assumed	—	(137,112)
Proceeds from sale of fixed assets	—	256
Capitalized software development costs	(7,203)	(7,310)
Capital expenditures	(15,140)	(16,607)
Deferred consideration paid	(1,414)	—
Repayment of loan advanced to external parties	—	294

Net cash used in investing activities	(23,757)	(160,479)

Cash flows from financing activities:
Repayment of long-term debt	(3,079)	(2,140)
Short-term bank debt, net	10,268	11,887
Purchase of treasury stock upon vesting of restricted stock	(643)	(2,836)
Repayment of financing lease	(129)
Payment of preferred stock dividend and redemption of preferred stock	(3,385)	(90,298)
Proceeds from private placement, net	—	66,459
Proceeds from long-term debt	—	125,000
Payment of long-term debt costs	—	(1,410)
Proceeds from exercise of stock options, net	36	912
Cash paid on dividends to affiliates	(4,002)	(6)

Net cash (used in)/provided by financing activities	(934)	107,568

Effect of foreign exchange rate changes on cash and cash equivalents	(1,600)	(1,222)
Net decrease in cash and cash equivalents, and restricted cash	(10,132)	(71,019)
Cash and cash equivalents, and restricted cash at beginning of the period	55,746	109,664

Cash and cash equivalents, and restricted cash at end of the period	$45,614	$38,645

Reconciliation of cash, cash equivalents, and restricted cash, beginning of the period
Cash and cash equivalents	54,656	24,354
Restricted cash	1,090	85,310
Cash, cash equivalents, and restricted cash, beginning of the period	$55,746	$109,664

Reconciliation of cash, cash equivalents, and restricted cash, end of the period
Cash and cash equivalents	44,441	33,634
Restricted cash	1,173	5,011
Cash, cash equivalents, and restricted cash, end of the period	$45,614	$38,645

Supplemental disclosure of cash flow information:
Cash paid for:
Taxes	$1,757	$1,052
Interest	$1,828	$11,517

Noncash investing and financing activities:
Common stock issued for transaction bonus	$—	$9
Shares issued in connection with MiX Combination	$—	$362,005
Shares issued in connection with Fleet Complete acquisition	$—	$21,343
Value of licensed intellectual property acquired in connection with Movingdots acquisition	$1,517	$—
Preferred stock dividends paid in shares	$1,108	$—

3

POWERFLEET, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO ADJUSTED EBITDA FINANCIAL MEASURES
(In thousands)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2023	2024	2023	2024
	Pro Forma Combined	Consolidated	Pro Forma Combined	Consolidated
Net loss attributable to common stockholders	$(5,049)	$(14,349)	$(15,872)	$(38,573)
Non-controlling interest	32	(1)	38	17
Preferred stock dividend and accretion	3,007	—	8,870	25
Interest expense, net	1,095	7,583	2,257	13,844
Other expense, net	8	—	32	—
Income tax expense	670	3,513	5,097	4,821
Depreciation and amortization	7,602	13,643	21,179	33,042
Stock-based compensation	1,385	1,138	3,903	8,438
Foreign currency losses	637	543	1,055	1,288
Restructuring-related expenses	144	841	741	3,108
Gain on bargain purchase - Movingdots	(1,517)	—	(1,800)	—
Derivative mark-to-market adjustment	—	1,722	—	(475)
Recognition of pre October 1, 2024 Contract Assets (Fleet Complete)	—	2,041	—	2,041
Net profit on fixed assets	(45)	—	(49)	—
Contingent consideration remeasurement	(511)	—	(1,049)	—
Acquisition-related expenses	4,885	5,301	7,136	20,872
Integration-related expenses	—	520	—	2,259
Non-recurring transitional service agreement costs	361	—	482	—
Adjusted EBITDA	$12,704	$22,495	$32,020	$50,707

4

POWERFLEET, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP NET INCOME FINANCIAL MEASURES
(In thousands)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2023	2024	2023	2024
	Pro Forma Combined	Consolidated	Pro Forma Combined	Consolidated
Net loss	$(2,042)	$(14,349)	$(7,003)	$(38,548)
Incremental intangible assets amortization expense as a result of MiX Telematics and Fleet Complete business combinations	—	5,393	—	9,551
Stock-based compensation (non-recurring/accelerated cost)	—	—	—	4,693
Foreign currency losses	637	543	1,055	1,288
Income tax effect of net foreign exchange (losses)/gains	(644)	1,631	(110)	(225)
Restructuring-related expenses	144	841	741	3,108
Income tax effect of restructuring costs	—	(30)	(7)	(154)
Derivative mark-to-market adjustment	—	1,722	—	(475)
Acquisition-related expenses	4,885	5,301	7,136	20,872
Integration-related expenses	—	520	—	2,259
Non-recurring transitional service agreement costs	361	—	482	—
Contingent consideration remeasurement	(511)	—	(1,049)	—
Income tax effect of contingent consideration remeasurement	—	—	—	—
Non-GAAP net income	$2,830	$1,572	$1,245	$2,369

Weighted average shares outstanding	106,335	132,189	106,367	115,650

Non-GAAP net income per share - basic	$0.03	$0.01	$0.01	$0.02

5

POWERFLEET, INC. AND SUBSIDIARIES
ADJUSTED GROSS PROFIT MARGINS
(In thousands)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2023	2024	2023	2024
	Pro Forma Combined	Consolidated	Pro Forma Combined	Consolidated
Revenues:
Products	$17,402	$24,687	$49,872	$63,718
Services	56,233	81,742	164,210	195,159
Total revenues	73,635	106,429	214,082	258,877

Cost of revenues:
Cost of products	12,996	17,129	35,381	43,809
Cost of services	19,762	30,517	58,312	75,294
Total cost of revenues	32,758	47,646	93,693	119,103

Gross profit	$40,877	$58,783	$120,389	$139,774

Product margin	25.3%	30.6%	29.1%	31.2%
Service margin	64.9%	62.7%	64.5%	61.4%
Total gross profit margin	55.5%	55.2%	56.2%	54.0%

Incremental intangible assets amortization expense as a result of MiX Telematics and Fleet Complete business combinations	$—	$5,393	$—	$9,551
Inventory rationalization	$—	$6	$—	$740

Product margin	25.3%	30.6%	29.1%	32.4%
Service margin	64.9%	69.3%	64.5%	66.3%
Adjusted total gross profit margin	55.5%	60.3%	56.2%	58.0%

6

POWERFLEET, INC. AND SUBSIDIARIES
ADJUSTED OPERATING EXPENSES
(In thousands)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2023	2024	2023	2024
	Pro Forma Combined	Consolidated	Pro Forma Combined	Consolidated
Total operating expenses	$42,391	$60,026	$121,533	$158,679
Adjusted for once-off costs
Acquisition-related expenses	4,885	5,301	7,136	20,872
Integration-related costs	—	520	—	2,259
Stock-based compensation (non-recurring/accelerated cost)	—	—	—	4,693
Restructuring-related expenses	144	841	741	3,108
	5,029	6,662	7,877	30,932

Adjusted operating expenses	$37,362	$53,364	$113,656	$127,747

7

POWERFLEET, INC. AND MiX TELEMATICS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended December 31, 2023
	Powerfleet Inc.	MiX Telematics	Adjustments to align disclosure	Pro Forma Combined
Revenues:
Products	$12,916	$5,430	$(944)	$17,402
Services	21,634	33,655	944	56,233
Total revenues	34,550	39,085	—	73,635

Cost of revenues:
Cost of products	10,009	3,645	(658)	12,996
Cost of services	7,162	11,942	658	19,762
Total cost of revenues	17,171	15,587	—	32,758

Gross profit	17,379	23,498	—	40,877

Operating expenses:
Selling, general and administrative expenses	19,337	19,620	—	38,957
Research and development expenses	2,010	1,424	—	3,434
Total operating expenses	21,347	21,044	—	42,391

(Loss)/income from operations	(3,968)	2,454	—	(1,514)

Interest income	34	307	—	341
Interest expense	(1,138)	(604)	—	(1,742)
Bargain purchase - Movingdots	1,517	—	—	1,517
Other (expense)/income, net	(8)	66	—	58

Net (loss)/income before income taxes	(3,563)	2,223	—	(1,340)

Income tax benefit/(expense)	92	(762)	—	(670)

Net (loss)/income before non-controlling interest	(3,471)	1,461	—	(2,010)
Non-controlling interest	(32)	—	—	(32)

Net (loss)/income	(3,503)	1,461	—	(2,042)

Accretion of preferred stock	(1,878)	—	—	(1,878)
Preferred stock dividend	(1,129)	—	—	(1,129)

Net (loss)/income attributable to common stockholders	$(6,510)	$1,461	$—	$(5,049)

Net (loss)/income per share attributable to common stockholders - basic and diluted	$(0.18)	$0.02		$(0.05)

Weighted average common shares outstanding - basic	35,706	70,629		106,335

8

POWERFLEET, INC. AND MiX TELEMATICS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Nine Months Ended December 31, 2023
	Powerfleet Inc.	MiX Telematics	Adjustments to align disclosure	Pro Forma Combined
Revenues:
Products	$37,232	$14,895	$(2,255)	$49,872
Services	63,652	98,303	2,255	164,210
Total revenues	100,884	113,198	—	214,082

Cost of revenues:
Cost of products	27,402	9,938	(1,959)	35,381
Cost of services	22,980	33,373	1,959	58,312
Total cost of revenues	50,382	43,311	—	93,693

Gross profit	50,502	69,887	—	120,389

Operating expenses:
Selling, general and administrative expenses	54,312	56,161	—	110,473
Research and development expenses	6,657	4,403	—	11,060
Total operating expenses	60,969	60,564	—	121,533

(Loss)/income from operations	(10,467)	9,323	—	(1,144)

Interest income	79	774	—	853
Interest expense	(1,466)	(1,645)	—	(3,111)
Bargain purchase - Movingdots	1,800	—	—	1,800
Other expense, net	(32)	(234)	—	(266)

Net (loss)/income before income taxes	(10,086)	8,218	—	(1,868)

Income tax expense	(197)	(4,900)	—	(5,097)

Net (loss)/income before non-controlling interest	(10,283)	3,318	—	(6,965)
Non-controlling interest	(38)	—	—	(38)

Net (loss)/income	(10,321)	3,318	—	(7,003)

Accretion of preferred stock	(5,484)	—	—	(5,484)
Preferred stock dividend	(3,385)	—	—	(3,385)

Net (loss)/income attributable to common stockholders	$(19,190)	$3,318	$—	$(15,872)

Net (loss)/income per share attributable to common stockholders - basic	$(0.54)	$0.05		$(0.15)

Weighted average common shares outstanding - basic	35,655	70,712		106,367

9

POWERFLEET, INC. AND MiX TELEMATICS

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except per share data)

	March 31, 2024
	Powerfleet Inc.	MiX Telematics	Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$24,354	$26,737	$51,091
Restricted cash	85,310	794	86,104
Accounts receivables, net	30,333	24,675	55,008
Inventory, net	21,658	4,142	25,800
Deferred costs - current	42	—	42
Prepaid expenses and other current assets	8,091	9,693	17,784
Total current assets	169,788	66,041	235,829
Fixed assets, net	12,719	35,587	48,306
Goodwill	83,487	38,226	121,713
Intangible assets, net	19,652	20,792	40,444
Right-of-use asset	7,428	3,794	11,222
Severance payable fund	3,796	—	3,796
Deferred tax asset	2,781	1,093	3,874
Other assets	9,029	10,061	19,090
Total assets	$308,680	$175,594	$484,274

LIABILITIES
Current liabilities:
Short-term bank debt and current maturities of long-term debt	$1,951	$20,158	$22,109
Accounts payable and accrued expenses	34,008	26,755	60,763
Deferred revenue - current	5,842	6,394	12,236
Lease liability - current	1,789	859	2,648
Total current liabilities	43,590	54,166	97,756
Long-term debt - less current maturities	113,810	—	113,810
Deferred revenue - less current portion	4,892	—	4,892
Lease liability - less current portion	5,921	2,852	8,773
Accrued severance payable	4,597	—	4,597
Deferred tax liability	4,465	14,204	18,669
Other long-term liabilities	2,496	484	2,980
Total liabilities	179,771	71,706	251,477

Convertible redeemable preferred stock: Series A	90,273	—	90,273

STOCKHOLDERS’ EQUITY
Preferred stock	—	—	—
Common stock	387	63,455	63,842
Additional paid-in capital	202,607	(2,389)	200,218
Accumulated deficit	(154,796)	76,280	(78,516)
Accumulated other comprehensive loss	(985)	(16,148)	(17,133)
Treasury stock	(8,682)	(17,315)	(25,997)

Total stockholders’ equity	38,531	103,883	142,414
Non-controlling interest	105	5	110
Total equity	38,636	103,888	142,524

Total liabilities, convertible redeemable preferred stock, and stockholders’ equity	$308,680	$175,594	$484,274

10

POWERFLEET, INC. AND MiX TELEMATICS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Nine Months Ended December 31, 2023
	Powerfleet Inc.	MiX Telematics	Pro Forma Combined
Cash flows from operating activities
Net (loss)/income	$(10,321)	$3,318	$(7,003)
Adjustments to reconcile net (loss)/income to cash (used in)/provided by operating activities:
Non-controlling interest	38	—	38
Gain on bargain purchase	(1,800)	—	(1,800)
Inventory reserve	1,498	323	1,821
Stock based compensation expense	3,076	827	3,903
Depreciation and amortization	7,155	14,024	21,179
Right-of-use assets, non-cash lease expense	2,156	—	2,156
Bad debts expense	1,339	3,561	4,900
Deferred income taxes	(378)	3,313	2,935
Other non-cash items	58	3,849	3,907
Changes in operating assets and liabilities:
Accounts receivables	(2,284)	(9,268)	(11,552)
Inventories	(1,506)	(524)	(2,030)
Prepaid expenses and other current assets	876	(495)	381
Deferred costs	440	(6,763)	(6,323)
Deferred revenue	(292)	—	(292)
Accounts payable and accrued expenses	4,765	1,352	6,117
Lease liabilities	(2,157)	—	(2,157)
Accrued severance payable, net	(21)	—	(21)

Net cash provided by operating activities	2,642	13,517	16,159

Cash flows from investing activities:
Capitalized software development costs	(2,949)	(4,254)	(7,203)
Capital expenditures	(2,364)	(12,776)	(15,140)
Deferred consideration paid	—	(1,414)	(1,414)

Net cash used in investing activities	(5,313)	(18,444)	(23,757)

Cash flows from financing activities:
Repayment of long-term debt	(3,079)	—	(3,079)
Short-term bank debt, net	4,322	5,946	10,268
Purchase of treasury stock upon vesting of restricted stock	(97)	(546)	(643)
Repayment of financing lease	(129)	—	(129)
Payment of preferred stock dividend and redemption of preferred stock	(3,385)	—	(3,385)
Proceeds from exercise of stock options, net	36	—	36
Cash paid on dividends to affiliates	—	(4,002)	(4,002)

Net cash (used in)/from financing activities	(2,332)	1,398	(934)

Effect of foreign exchange rate changes on cash and cash equivalents	(754)	(846)	(1,600)
Net decrease in cash and cash equivalents, and restricted cash	(5,757)	(4,375)	(10,132)
Cash and cash equivalents, and restricted cash at beginning of the period	25,089	30,657	55,746

Cash and cash equivalents, and restricted cash at end of the period	$19,332	$26,282	$45,614

Reconciliation of cash, cash equivalents, and restricted cash, beginning of the period
Cash and cash equivalents	24,780	29,876	54,656
Restricted cash	309	781	1,090
Cash, cash equivalents, and restricted cash, beginning of the period	$25,089	$30,657	$55,746

Reconciliation of cash, cash equivalents, and restricted cash, end of the period
Cash and cash equivalents	19,022	25,419	44,441
Restricted cash	310	863	1,173
Cash, cash equivalents, and restricted cash, end of the period	$19,332	$26,282	$45,614

Supplemental disclosure of cash flow information:
Cash paid for:
Taxes	$170	$1,587	$1,757
Interest	$1,273	$555	$1,828

Noncash investing and financing activities:
Value of licensed intellectual property acquired in connection with Movingdots acquisition	$1,517	$—	$1,517
Preferred stock dividends paid in shares	$1,108	$—	$1,108

11

POWERFLEET, INC. AND MiX TELEMATICS
RECONCILIATION OF GAAP TO ADJUSTED EBITDA FINANCIAL MEASURES
(In thousands)

	Three Months Ended December 31, 2023
	Powerfleet Inc.	MiX Telematics	Pro Forma Combined
Net (loss)/profit attributable to common stockholders	$(6,510)	$1,461	$(5,049)
Non-controlling interest	32	—	32
Preferred stock dividend and accretion	3,007	—	3,007
Interest expense, net	798	297	1,095
Other expense, net	8	—	8
Income tax (benefit)/expense	(92)	762	670
Depreciation and amortization	2,348	5,254	7,602
Stock-based compensation	1,123	262	1,385
Foreign currency (gains)/losses	144	493	637
Restructuring-related expenses	144	—	144
Gain on bargain purchase - Movingdots	(1,517)	—	(1,517)
Net profit on fixed assets	—	(45)	(45)
Contingent consideration remeasurement	—	(511)	(511)
Acquisition-related expenses	3,685	1,200	4,885
Non-recurring transitional service agreement costs	—	361	361
Adjusted EBITDA	$3,170	$9,534	$12,704

12

POWERFLEET, INC. AND MiX TELEMATICS
RECONCILIATION OF GAAP TO ADJUSTED EBITDA FINANCIAL MEASURES
(In thousands)

	Nine Months Ended December 31, 2023
	Powerfleet Inc.	MiX Telematics	Pro Forma Combined
Net (loss)/profit attributable to common stockholders	$(19,190)	$3,318	$(15,872)
Non-controlling interest	38	—	38
Preferred stock dividend and accretion	8,870	—	8,870
Interest expense, net	1,386	871	2,257
Other expense, net	32	—	32
Income tax expense	197	4,900	5,097
Depreciation and amortization	7,155	14,024	21,179
Stock-based compensation	3,076	827	3,903
Foreign currency translation	(291)	1,346	1,055
Restructuring-related expenses	711	30	741
Gain on Bargain purchase - Movingdots	(1,800)	—	(1,800)
Net profit on fixed assets	—	(49)	(49)
Contingent consideration remeasurement	—	(1,049)	(1,049)
Acquisition-related expenses	5,140	1,996	7,136
Non-recurring transitional service agreement costs	—	482	482
Adjusted EBITDA	$5,324	$26,696	$32,020

13

POWERFLEET, INC. AND MiX TELEMATICS
RECONCILIATION OF GAAP TO NON-GAAP NET INCOME FINANCIAL MEASURES
(In thousands)

	Three Months Ended December 31, 2023
	Powerfleet Inc.	MiX Telematics	Pro Forma Combined
Net (loss)/income	$(3,503)	$1,461	$(2,042)
Foreign currency losses	144	493	637
Income tax effect of net foreign exchange losses	—	(644)	(644)
Restructuring-related expenses	144	—	144
Acquisition-related expenses	3,685	1,200	4,885
Non-recurring transitional service agreement costs	—	361	361
Contingent consideration remeasurement	—	(511)	(511)
Non-GAAP net income	$470	$2,360	$2,830

Weighted average shares outstanding	35,706	70,629	106,335

Non-GAAP net income per share - basic	$0.01	$0.03	$0.03

14

POWERFLEET, INC. AND MiX TELEMATICS
RECONCILIATION OF GAAP TO NON-GAAP NET (LOSS)/INCOME FINANCIAL MEASURES
(In thousands)

	Nine Months Ended December 31, 2023
	Powerfleet Inc.	MiX Telematics	Pro Forma Combined
Net (loss)/income	$(10,321)	$3,318	$(7,003)
Foreign currency (gains)/losses	(291)	1,346	1,055
Income tax effect of net foreign exchange losses	—	(110)	(110)
Restructuring-related expenses	711	30	741
Income tax effect of restructuring costs	—	(7)	(7)
Acquisition-related expenses	5,140	1,996	7,136
Non-recurring transitional service agreement costs	—	482	482
Contingent consideration remeasurement	—	(1,049)	(1,049)
Non-GAAP net (loss)/income	$(4,761)	$6,006	$1,245

Weighted average shares outstanding	35,655	70,712	106,367

Non-GAAP net (loss)/income per share - basic	$(0.13)	$0.08	$0.01

15